SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [    ]
Check the appropriate box:

[    ]	Preliminary Proxy Statement
[    ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[    ]	Soliciting Material Pursuant to Sec. 240.14a-11(c) or
Sec. 240.14a-12

 . . . . . . . . . . . . . . .LEHMAN BROTHERS INSTITUTIONAL FUNDS
GROUP TRUST. . . . (Name of Registrant as Specified In Its
Charter)

 . . . . . . . . . . . . . . . . . . . . . . . . . .ELIZABETH A.
RUSSELL, ASSISTANT SECRETARY . . . . . . . . . . . . . (Name of
Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[    ]	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-
6(i)(1), or 14a-6(j)(2).
[    ]	$500 per each party to the controversy pursuant to
Exchange Act Rule 14a-6(i)(3).
[    ]	Fee computed on table below per Exchange Act Rules
14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction
applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction
computed pursuant to Exchange Act Rule 0-11:1
4)	Proposed maximum aggregate value of transaction:


1	Set forth the amount on which the filing fee is calculated
and state how it was determined.

[  ]	Check box if any part of the fee is offset as provided by
Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

2)	Form, Schedule or Registration Statement No.:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

3)	Filing Party:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 . . . . . . . . . . .

4)	Date Filed:

	 . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
 .. . . . . . . . . . . .



ACTION REQUESTED




Dear Lehman Brothers Institutional  Funds Group Trust Shareholder:

You recently received a proxy statement from the Lehman Brothers Institutional Funds Group Trust (the "Funds") in conjunction with a Special Meeting of Shareholders to be held on Wednesday, January 31, 1996. Your participation in this process is important. Therefore, if you have not already done so, please complete the enclosed proxy card today and fax it to:

(617) 263-3402
Attn:  Lehman Brothers Proxy

An additional proxy card and proxy statement are included with this letter for your convenience.

If you have any questions or need further assistance, please call your Investment Representative or the Client Service Center at 1-
800-851-3134. Thank you for your participation in this important process.


Sincerely,


ANDREW D. GORDON
Andrew D. Gordon



ACTION REQUESTED


Dear (Client First Name),

You recently received a proxy statement from the Lehman Brothers Institutional Funds Group Trust (the "Funds") in conjunction with a Special Meeting of Shareholders to be held next Wednesday, January 31, 1996. Your participation in this process is important to the continued success of the Funds. If you have not already done so, please complete the enclosed Proxy Card today and fax it to:

(617) 263-3402
Attn:  Proxy Advantage

Please note that these proposals will not affect the Funds' investment objectives or the current expense ratio "cap" of 18 basis points. Listed below is a summary of the proposals you are being asked to consider:

(i)	Approve a new investment advisory agreement between the
Funds and Lehman Brothers Global Asset Management Inc.

(ii)	Approve the modification of investment restrictions
concerning borrowing and lending

(iii)	Elect six Trustees and ratify the selection of the Funds'
independent public accountants.

Before these proposals were submitted to you, they were carefully reviewed by the Funds' Board of Trustees. The Trustees have unanimously recommended that shareholders vote FOR each proposal.

For your review, you will find an additional proxy card as well as a copy of the Proxy Statement which outlines the above proposals in detail. Your participation in this process is very important. I Will call you shortly to get your feedback and answer any questions you may have. Thank you for your confidence in Lehman Brothers and our products.

Sincerely,

JOHN A. SHEA, III
John A. Shea, III



G:\SHARED\LEHMAN\INSTITUT\PROXIES\PROXLTR1.DOC	1


G:\SHARED\LEHMAN\INSTITUT\PROXIES\PROXLTR1.DOC